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                                  EXHIBIT   23

                        CONSENT OF INDEPENDENT AUDITORS





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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 33-39314 and No. 33-53627 of American Business Products, Inc. on Form S-8 of our reports dated February 24, 1995, appearing in and incorporated by reference in the Annual Report on Form 10- K of American Business Products, Inc. for the year ended December 31, 1994.



/S/ DELOITTE & TOUCHE  LLP
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DELOITTE & TOUCHE  LLP


Atlanta, Georgia
March 20, 1995